                                                                   EXHIBIT 99.1


                           MARINER HEALTH CARE, INC.

Contact:      Mariner Health Care, Inc.
              Boyd Gentry
              Senior Vice President and Treasurer
              678-443-6872

                          MARINER HEALTH CARE REPORTS
                      IMPROVED 2003 FOURTH QUARTER RESULTS

                                   ---------

        FOURTH QUARTER ADJUSTED EBITDA INCREASED 11.6% TO $24.6 MILLION
             DEBT REDUCED BY OVER $90 MILLION DURING FOURTH QUARTER

                                   ---------

ATLANTA, GEORGIA - March 15, 2004 - Mariner Health Care, Inc. ("Mariner") (OTCBB: MHCA) today announced a net loss for the 2003 fourth quarter of $19.9 million as compared to a net loss of $72.2 million for the comparable 2002 period. Revenues declined 4.2% to $416.8 million from $435.0 million for the same period last year. Mariner achieved an 11.6% improvement in Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and certain divestiture related and other items) to $24.6 million for the fourth quarter ending December 31, 2003 as compared to $22.1 million for the same period in 2002. For a detailed derivation of Adjusted EBITDA, please refer to the Adjusted EBITDA Reconciliation Schedule attached hereto.

Fourth quarter 2003 operating results were positively impacted by certain changes in Medicare reimbursement for skilled nursing facilities. Medicare payment rates were increased by both a 3.26% correction to the market basket adjustment as well as an annual 3% market basket increase. Together, these adjustments increased Medicare revenues by approximately $19 per patient day, or $6.2 million for the 2003 fourth quarter.

FISCAL YEAR RESULTS

Consolidated revenues for the fiscal year ended December 31, 2003 decreased 2.2% to $1,715.4 million from $1,754.1 million for the comparable 2002 period. The decrease in revenues is primarily related to the divestiture of Mariner's Florida operations during the fourth quarter of 2003. Mariner recorded a net loss of $12.8 million for the 2003 year as compared to net income of $1,375.6 million for the comparable 2002 period. Mariner's results in 2002 include significant non-cash income associated with its emergence from bankruptcy in May 2002 and are not directly comparable to its 2003 results.

Adjusted EBITDA was $73.9 million for the 2003 fiscal year, as compared to $119.7 million for the comparable 2002 twelve-month period. Operating results in 2003 were adversely impacted by the expiration of certain Medicare skilled nursing reimbursements beginning October 1, 2002 that reduced operating earnings by approximately $21.1 million for the first nine months of 2003.

IMPROVING OPERATING PERFORMANCE

"I am encouraged by our progress in what began as a very difficult year for the industry," said C. Christian Winkle, Chief Executive Officer. "Both our skilled nursing facility and long-term acute care hospital groups showed improvement in Adjusted EBITDA margins through the year. For the fourth quarter of 2003, our Adjusted EBITDA margin improved to 5.9% from 5.1% for the same period last year. This improvement was primarily driven by the Medicare rate increase, our divestiture of non-profitable facilities and our successful transition to the new prospective payment system for long-term acute care hospitals."

Mariner continued to improve its Medicare patient mix during 2003. For facilities operated at December 31, 2003, average Medicare census increased 7.3% during 2003 over the previous year. As a percentage of total revenues, Medicare revenues continued to grow, increasing to 33.3% for the fourth quarter of 2003. Medicare revenues associated with Mariner's skilled nursing and long-term acute care hospital segments accounted for 27.4% and 5.9% of total revenues, respectively, for the fourth quarter of 2003.

STRATEGIC PORTFOLIO REPOSITIONING

As previously announced, Mariner successfully divested its Florida and Louisiana nursing facility operations during the fourth quarter of 2003. Mr. Winkle commented, "These portfolio refinements afforded us the opportunity to substantially reduce our exposure to future patient-care liability costs and associated litigation risks in the state of Florida, eliminate a $3.1 million annual pretax earnings drag and reduce our total leverage." Total gross divesture proceeds during the fourth quarter, including $13.1 million in seller financing and the elimination of $29.8 million of existing capital lease obligations, exceeded $120 million. All net divestiture proceeds were used to reduce debt during the quarter.

STRENGTHENING BALANCE SHEET

During 2003, Mariner significantly improved its balance sheet and liquidity position by reducing total debt by more than $95 million to $390 million at December 31, 2003. The debt reduction was primarily associated with the strategic divestiture of Mariner's Florida skilled nursing facilities completed during the fourth quarter 2003. Additionally, on December 19, 2003, Mariner consummated a refinancing through which it entered into a new secured bank credit facility and issued senior subordinated notes, the proceeds of both were used to refinance substantially all of Mariner's debt arrangements on more attractive terms.

Mariner's new $225 million secured credit facility (which consists of a $135 million term loan and a $90 million revolving credit facility) provides for borrowings at the London Interbank Offering Rate (LIBOR) plus 2.75%. The new LIBOR spread creates an interest margin savings of more than 125 basis points when compared to Mariner's previous bank financing arrangements. Mariner's note offering resulted in the successful issuance of $175 million in 8.25% ten-year senior subordinated notes in December 2003.

BOARD OF DIRECTORS CHANGE

Mariner also announced that Mr. Patrick H. Daugherty from Highland Capital Management, L.P. and Mr. M. Edward Stearns from Wells Fargo Foothill Corporation resigned from the Mariner Board of Directors effective March 10, 2004. Mr. Winkle reflected, "Pat and Ed have both played important roles in advising our Company, both prior to and since its reorganization." Mariner's Nominating and Corporate Governance Committee has commenced a search for new directors to replace Messrs. Daugherty and Stearns.

ABOUT MARINER HEALTH CARE

Mariner is headquartered in Atlanta, Georgia. At year-end 2003 certain of its subsidiaries and affiliates owned and/or operated 264 skilled nursing and assisted living facilities as well as 11 long-term acute care hospitals representing approximately 32,000 beds across the country.

                                    *******

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2003 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


                                    *******

                           MARINER HEALTH CARE, INC.
                        STATEMENT OF OPERATIONS DATA AND
                       SUPPLEMENTAL FINANCIAL INFORMATION
            (in thousands, except percentages and per share amounts)

                                                                                                                  Combined
                                                                                                                 Predecessor
                                                                                                                 Company and
                                                                                                                 Reorganized
                                                                       Reorganized Company                         Company
                                                        --------------------------------------------------       ------------
                                                         Fourth                                                     Twelve
                                                          Quarter            Quarter             Year               Months
                                                           Ended              Ended              Ended              Ended
                                                        December 31,       December 31,       December 31,       December 31,
                                                            2003              2002               2003               2002
                                                        ------------       ------------       ------------       ------------

Statement of Operations Data:
    Net revenue                                         $   416,798        $   435,021        $ 1,715,367        $ 1,754,073
    Costs and expenses:
        Operating expenses:
           Wage and related costs                           239,206            258,297          1,015,007          1,021,978
           Supplies                                          23,902             26,761            100,490            107,751
           Insurance                                         13,749             18,226             78,871             85,942
           Divestiture related charges                       49,564                 --             49,564                 --
           Provision for bad debt                             6,685              1,283             20,345             32,105
           Rent expense                                       8,699              9,680             35,650             38,454
           Other                                             72,137             78,177            294,779            298,741
                                                        -----------        -----------        -----------        -----------
              Total operating expenses                      413,942            392,424          1,594,706          1,584,971
        General and administrative expenses                  28,686             17,338             99,103             72,285
        Depreciation and amortization                         9,572              8,653             37,082             34,320
        (Gain) loss on sale of divested facilities          (25,197)             2,122            (25,197)             2,122
        Impairment of long-lived assets                          --             84,600                 --             84,600
                                                        -----------        -----------        -----------        -----------
             Total costs and expenses                       427,003            505,137          1,705,694          1,778,298
                                                        -----------        -----------        -----------        -----------
    Operating (loss) income                                 (10,205)           (70,116)             9,673            (24,225)
    Other (expenses) income
        Interest expense                                     (9,780)           (11,650)           (36,493)           (29,890)
        Loss on write-off of deferred financing
           costs                                             (5,941)                --             (5,941)                --
        Interest income                                         517              1,833              2,747              6,639
        Reorganization items                                     --                 --                 --          1,394,309
        Other                                                 1,445                 81              1,345              1,159
                                                        -----------        -----------        -----------        -----------
    (Loss) income from continuing operations
          before income taxes                               (23,964)           (79,852)           (28,669)         1,347,992
    (Benefit) provision for income taxes                     (4,261)            (8,090)            (6,142)             1,179
                                                        -----------        -----------        -----------        -----------
    (Loss) income from continuing operations
                                                            (19,703)           (71,762)           (22,527)         1,346,813
    Discontinued operations
        (Loss) income from discontinued
           operations, net of tax                              (760)              (396)            (1,583)              (254)
        Gain on sale of discontinued
           operations, net of tax                               514                 --             11,314             29,082
                                                        -----------        -----------        -----------        -----------
    Net (loss) income                                   $   (19,949)       $   (72,158)       $   (12,796)       $ 1,375,641
                                                        ===========        ===========        ===========        ===========

    (Loss) earnings per share - basic
        and diluted:
        (Loss) income from continuing operations        $     (0.98)       $     (3.59)       $     (1.13)       $     67.34
        (Loss) income from discontinued operations            (0.04)             (0.02)             (0.08)             (0.01)
        Gain on sale of discontinued operations                0.02                 --               0.57               1.45
                                                        -----------        -----------        -----------        -----------
    Net (loss) income per share                         $     (1.00)       $     (3.61)       $     (0.64)       $     68.78
                                                        ===========        ===========        ===========        ===========
    Shares used in computing net (loss) income
        per share - basic and diluted                        20,004             20,000             20,001             20,000
                                                        ===========        ===========        ===========        ===========


Operating statistics:
    Sources of revenue:
        Medicaid                                               47.2%              49.0%              47.7%              48.1%
        Medicare                                               33.3%              32.6%              33.5%              33.6%
        Private and other                                      19.5%              18.4%              18.8%              18.3%
    EBITDA                                              $       566        $   (61,778)       $    57,831        $ 1,434,391
    Adjusted EBITDA                                     $    24,617        $    22,053        $    73,938        $   119,743

                           MARINER HEALTH CARE, INC.
              CONDENSED CONSOLIDATED BALANCE SHEET AND OTHER DATA
                       (in thousands, except other data)

                                                                   December 31,          December 31,
                                                                       2003                  2002
                                                                   ------------          ------------

ASSETS
Current assets
     Cash and cash equivalents                                      $   41,934            $   38,618
     Receivables, net of allowance for doubtful accounts               234,098               264,092
     Prepaid expenses and other current assets                          25,396                34,947
                                                                    ----------            ----------
       Total current assets                                            301,428               337,657

Property and equipment, net                                            544,356               567,260
Reorganization value in excess of
  amounts allocable to identifiable assets                             192,771               201,388
Goodwill, net                                                            6,797                 6,797
Restricted investments                                                  19,300                38,693
Other assets                                                            43,082                26,943
                                                                    ----------            ----------
        Total assets                                                $1,107,734            $1,178,738
                                                                    ==========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Current maturities of long-term debt                           $    9,663            $    9,793
     Accounts payable                                                   69,914                48,417
     Accrued compensation and benefits                                  69,330                68,444
     Accrued insurance obligations                                      54,315                28,650
     Other current liabilities                                          42,202                65,787
                                                                    ----------            ----------
       Total current liabilities                                       245,424               221,091

Long-term debt, net of current maturities                              379,973               474,969
Long-term insurance reserves                                           191,124               195,562
Other liabilities                                                       31,741                14,044
Minority interest                                                        3,319                 4,677
                                                                    ----------            ----------
       Total liabilities                                               851,581               910,343

Stockholders' equity                                                   256,153               268,395
                                                                    ----------            ----------
        Total liabilities and stockholders' equity                  $1,107,734            $1,178,738
                                                                    ==========            ==========

Other data (skilled nursing facilities and
  assisted living facilities):
     Number of facilities (end of period):
        Owned                                                              184                   211
        Leased                                                              76                    83
        Managed                                                              4                     4
                                                                    ----------            ----------
                                                                           264                   298
                                                                    ==========            ==========
     Number of beds (end of period):
        Owned                                                           22,262                25,700
        Leased                                                           8,686                 9,716
        Managed                                                            541                   440
                                                                    ----------            ----------
                                                                        31,489                35,856
                                                                    ==========            ==========

                           MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                 (in thousands)

                    ADJUSTED EBITDA RECONCILIATION SCHEDULE


                                                                                                                  Combined
                                                                                                                 Predecessor
                                                                                                                 Company and
                                                                                                                 Reorganized
                                                                   Reorganized Company                             Company
                                               -------------------------------------------------------           ------------
                                                  Fourth               Fourth                                       Twelve
                                                 Quarter               Quarter                Year                  Months
                                                  Ended                 Ended                 Ended                 Ended
                                               December 31,          December 31,          December 31,          December 31,
                                                   2003                  2002                  2003                 2002
                                               ------------          ------------          ------------          ------------

Net income (loss)                              $   (19,949)          $   (72,158)          $   (12,796)          $ 1,375,641
Add back:
     Benefit for income taxes                       (4,261)               (8,090)               (6,142)                1,179
     Interest expense                                9,780                11,650                36,493                29,890
     Loss on write-off of deferred
       financing costs                               5,941                    --                 5,941                    --
     Interest income                                  (517)               (1,833)               (2,747)               (6,639)
     Depreciation and amortization                   9,572                 8,653                37,082                34,320
                                               -----------           -----------           -----------           -----------
EBITDA                                                 566               (61,778)               57,831             1,434,391
Adjustments:
     Impairment of long-lived assets                    --                84,600                    --                84,600
     Gain on sale of discontinued
       operations, net of tax                         (514)                   --               (11,314)              (29,082)
     Reorganization items                               --                    --                    --            (1,394,309)
     (Gain) loss on sale of divested
       facilities                                  (25,197)                2,122               (25,197)                2,122
     Divestiture related charges                    49,564                    --                49,564                    --
     Loss from operations of divested
       facilities                                      198                (2,891)                3,054                22,021
                                               -----------           -----------           -----------           -----------
Adjusted EBITDA                                $    24,617           $    22,053           $    73,938           $   119,743
                                               ===========           ===========           ===========           ===========


EBITDA (which we calculate as net (loss) income before taxes, interest expense, write-off of deferred financing costs, interest income, and depreciation and amortization) and Adjusted EBITDA (which we calculate as EBITDA excluding impairment of long-lived assets, gain on sale of discontinued operations net of tax, reorganization items, (gain) loss on sale of divested facilities, divestiture related charges and loss from operations of divested facilities) are non-GAAP financial measures. For purposes of Regulation G ("Regulation G") promulgated by the Securities and Exchange Commission, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, statement of stockholders' equity, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure, which we believe is net (loss) income. Management believes that the presentation of EBITDA and Adjusted EBITDA provide useful information to investors regarding our results of operations because (i) they are useful for trending, analyzing and benchmarking the performance and value of our business, and (ii) Adjusted EBITDA is the means used to calculate compliance with certain ratios appearing in our senior credit facility and the indenture governing our outstanding senior subordinated notes. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, or superior to, GAAP financial measures or as indicators of operating performance.

                           MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION

                                               Q1'03            Q2'03             Q3'03            Q4'03            YTD
                                            ----------       ----------        ----------       ----------       ----------

NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                               $  198,852       $  202,677        $  213,236       $  194,938       $  809,703
     Medicare - Part A                         110,544          111,934           110,034          104,668          437,180
     Private & other                            84,909           88,050            90,939           83,912          347,810
                                            ----------       ----------        ----------       ----------       ----------
   Subtotal                                    394,305          402,661           414,209          383,518        1,594,693
   LTAC                                         29,324           28,709            29,538           31,695          119,266
   Other                                           432             (945)              336            1,585            1,408
                                            ----------       ----------        ----------       ----------       ----------
   Total                                    $  424,061       $  430,425        $  444,083       $  416,798       $1,715,367
                                            ==========       ==========        ==========       ==========       ==========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                    1,753            1,781             1,825            1,661            7,020
     Medicare - Part A                             374              373               365              326            1,438
     Private & other                               510              509               523              476            2,018
                                            ----------       ----------        ----------       ----------       ----------
   Total                                         2,637            2,663             2,713            2,463           10,476
                                            ==========       ==========        ==========       ==========       ==========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                               $   113.44       $   113.82        $   116.84       $   117.35       $   115.34
     Medicare - Part A                          295.23           300.37            301.63           320.92           304.01
     Private & other                            166.58           172.96            173.77           176.22           172.32
                                            ----------       ----------        ----------       ----------       ----------
   Total (1)                                    149.52           151.24            152.66           155.68           152.22
                                            ==========       ==========        ==========       ==========       ==========


Occupancy - Skilled Nursing Services              85.5%            85.5%             86.2%            85.5%            85.6%
                                            ==========       ==========        ==========       ==========       ==========

-------------------------------------------------------------------------------

                                               Q1'02            Q2'02            Q3'02            Q4'02             YTD
                                            ----------       ----------        ----------       ----------       ----------

NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                               $  210,102       $  205,462        $  208,368       $  207,120       $  831,052
     Medicare - Part A                         116,279          111,118           112,233          105,076          444,706
     Private & other                            92,022           89,412            88,842           92,857          363,133
                                            ----------       ----------        ----------       ----------       ----------
   Subtotal                                    418,403          405,992           409,443          405,053        1,638,891

   LTAC                                         27,696           28,754            28,307           28,613          113,370
   Other                                           661             (375)              171            1,355            1,812
                                            ----------       ----------        ----------       ----------       ----------
   Total                                    $  446,760       $  434,371        $  437,921       $  435,021       $1,754,073
                                            ==========       ==========        ==========       ==========       ==========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                    1,903            1,854             1,857            1,833            7,447
     Medicare - Part A                             365              351               355              357            1,428
     Private & other                               573              545               542              530            2,190
                                            ----------       ----------        ----------       ----------       ----------
   Total                                         2,841            2,750             2,754            2,720           11,065
                                            ==========       ==========        ==========       ==========       ==========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                               $   110.40       $   110.83        $   112.23       $   112.99       $   111.60
     Medicare - Part A                          318.54           316.40            316.41           294.67           311.52
     Private & other                            160.67           163.98            163.97           175.11           165.81
                                            ----------       ----------        ----------       ----------       ----------
   Total (1)                                $   147.28       $   147.62        $   148.72       $   148.92       $   148.12
                                            ==========       ==========        ==========       ==========       ==========

Occupancy - Skilled Nursing Services              85.5%            84.9%             85.0%            85.7%            85.3%
                                            ==========       ==========        ==========       ==========       ==========


(1)      Weighted average rates.

       For all periods presented, amounts have been adjusted to exclude discontinued operations.

                           MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION

                           (SAME FACILITY OPERATIONS)

                                               Q1'03            Q2'03             Q3'03            Q4'03            YTD
                                            ----------       ----------        ----------       ----------       ----------

NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                               $  175,918       $  179,102        $  188,746       $  190,780       $  734,546
     Medicare - Part A                          95,265           96,994            96,323          102,433          391,015
     Private & other                            75,666           76,127            79,870           81,089          312,752
                                            ----------       ----------        ----------       ----------       ----------
   Total                                    $  346,849       $  352,223        $  364,939       $  374,302       $1,438,313
                                            ==========       ==========        ==========       ==========       ==========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                    1,594            1,612             1,652            1,632            6,490
     Medicare - Part A                             323              322               319              319            1,283
     Private & other                               458              457               466              463            1,844
                                            ----------       ----------        ----------       ----------       ----------
   Total                                         2,375            2,391             2,437            2,414            9,617
                                            ==========       ==========        ==========       ==========       ==========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                               $   110.39       $   111.11        $   114.27       $   116.89       $   113.19
     Medicare - Part A                          295.30           301.05            302.13           321.04           304.85
     Private & other                            165.19           166.53            171.29           175.10           169.55
                                            ----------       ----------        ----------       ----------       ----------
   Total (1)                                $   146.09       $   147.30        $   149.76       $   155.04       $   149.57
                                            ==========       ==========        ==========       ==========       ==========

Occupancy - Skilled Nursing Services              85.6%            85.3%             86.0%            85.9%            85.7%
                                            ==========       ==========        ==========       ==========       ==========

-------------------------------------------------------------------------------

                                               Q1'02            Q2'02            Q3'02            Q4'02             YTD
                                            ----------       ----------        ----------       ----------       ----------

NET REVENUE (in thousands):
   Skilled Nursing Services
     Medicaid                               $  172,710       $  175,487        $  182,233       $  183,613       $  714,043
     Medicare - Part A                          95,525           92,380            94,422           89,819          372,146
     Private & other                            76,210           76,475            76,772           75,027          304,484
                                            ----------       ----------        ----------       ----------       ----------
   Total                                    $  344,445       $  344,342        $  353,427       $  348,459       $1,390,673
                                            ==========       ==========        ==========       ==========       ==========

PATIENT DAYS (in thousands):
   Skilled Nursing Services
     Medicaid                                    1,602            1,627             1,657            1,652            6,538
     Medicare - Part A                             299              292               299              306            1,196
     Private & other                               484              480               481              476            1,921
                                            ----------       ----------        ----------       ----------       ----------
   Total                                         2,385            2,399             2,437            2,434            9,655
                                            ==========       ==========        ==========       ==========       ==========

PER DIEM RATE (including ancillaries):
   Skilled Nursing Services
     Medicaid                               $   107.82       $   107.88        $   110.00       $   111.14       $   109.23
     Medicare - Part A                          319.30           316.54            315.37           293.76           311.11
     Private & other                            157.39           159.39            159.75           157.62           158.54
                                            ----------       ----------        ----------       ----------       ----------
   Total (1)                                $   144.41       $   143.58        $   145.04       $   145.58       $   144.66
                                            ==========       ==========        ==========       ==========       ==========

 Occupancy - Skilled Nursing Services             86.0%            85.5%             85.9%            85.8%            85.8%
                                            ==========       ==========        ==========       ==========       ==========


(1)      Weighted average rates.